Execution Version

Exhibit 10.14

SENIOR UNSECURED PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS IN THESE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THE SECURITIES ISSUED HEREBY WERE ISSUED WITH AN ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED FROM TIME TO TIME. THE SECURITIES ISSUED HEREBY WERE ISSUED AT A 5% DISCOUNT TO THE FACE VALUE OF THE LOAN AMOUNTS SET FORTH ON SCHEDULE B HERETO.  BEGINNING NO LATER THAN 10 DAYS AFTER THE ISSUE DATE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY OF THE NOTES MAY BE OBTAINED BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO THE ISSUER AT THE FOLLOWING ADDRESS: GOLDRICH MINING COMPANY, 2607 SOUTHWEST BLVD., SUITE B211, SPOKANE, WASHINGTON 99223-7614, ATTENTION: WILLIAM SCHARA.

See Schedules A and B

January 24, 2014

FOR VALUE RECEIVED, GOLDRICH MINING COMPANY, an Alaska corporation (the “Company”), promises to pay to the order of Gold Rich Asia Investment Limited, a Hong Kong limited company or its registered assigns (the “Lender”), at the times specified herein, the principal amount of $2,000,000 (or such lesser amount of the principal amount represented by the Loans actually funded by the Lender or its assigns to the Company), together with interest on the outstanding portion of the Principal Sum (as hereinafter defined) which shall accrue from the date on which the first portion of the Principal Sum is loaned to the Company until repayment of the Principal Sum of this Note and payment of all Interest payable on the Principal Sum in full.  Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

Execution Version

The Company shall pay interest (the “Interest”) on the Principal Sum of this Note at the Applicable Rate (as defined below), quarterly on each March 31, June 30, September 30 and December 31 of each year or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date (each date upon which interest shall be so payable, an “Interest Payment Date”), beginning on March 31, 2014.  Payment of such Interest shall be deemed made on the date of a wire transfer of immediately available funds to an account at a bank designated in writing by the Lender or the date a check in the applicable amount payable to the order of Lender is received by the Lender at its address as reflected in Section 10 hereof.

This Note is the “Note” referred to in the Note Purchase Agreement dated as of January 24, 2014, by and between Company and Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”).

As used herein:

“Principal Sum” means the aggregated sum of the dollar amounts of the loans (each, a “Loan”) made by the Lender to the Company in the principal amount and as of the date set forth on Schedule B hereto, as Schedule B may be updated by endorsement thereon by both the holder of this Note and the Company, which Schedule B is incorporated herein and made a part hereof.  Schedule B as endorsed from time to time shall constitute prima facie evidence of the accuracy of the information endorsed.  The failure to make any such endorsement shall not affect the obligations of the Company in respect of any Loan which the Lender has actually delivered funding to the Company pursuant to the terms of the Note Purchase Agreement.

“Applicable Rate” means 15% per annum, subject to the adjustment provisions contained in Section 3 hereof. In the event that any interest rate(s) provided for in this Note shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law.  Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the Principal Sum of this Note without prepayment premium or penalty; if no such Principal Sum is outstanding, such excess shall be returned to the Company.

“Business Day” means any day except a Saturday, Sunday or any other day on which commercial banks in the City of Spokane, Washington are authorized by law to close.

“Maturity Date” means, with respect to any given Loan funded in accordance with the terms hereof, the date that is three years after the respective Closing Date (as defined in the Note Purchase Agreement) for such Loan at which the Company receives the funds for such Loan, such date to be evidenced by endorsement of Schedule B hereto; however the failure to make any such endorsement shall not affect the obligations of the Company in respect of such Loan.

Notwithstanding any other provision of this Note, funding dates for the Loans as set forth on Schedule A hereto are subject to adjustment in accordance with the provisions of Section 1(b) of the Note Purchase Agreement.

This Senior Unsecured Promissory Note (as amended, restated, supplemented or otherwise modified from time to time, this “Note”) is issued pursuant to the Note Purchase

Execution Version

Agreement. The Lender is entitled to the benefits of this Note and the Note Purchase Agreement, as it relates to the Note, and may enforce the agreements of the Company contained herein and therein and exercise the remedies of the Lender provided for hereby and thereby or otherwise available in respect hereto and thereto.

The following is a statement of the rights of the Lender and the conditions to which this Note is subject, and to which the Lender hereof, by the acceptance of this Note, agrees:

1.

Payment and Prepayment.  On the Maturity Date applicable to each respective Loan, the unpaid portion of the Principal Sum represented by each respective Loan, together with any accrued but unpaid Interest thereon and all other amounts payable hereunder with respect to such Loan, shall be due and payable.  Any Loan made under this Note, including Interest thereon, may be prepaid, without penalty, as a whole or in part at any time at the election of the Company upon at least two (2) Business Days prior written notice to the Lender at any time.  Any such payment or prepayment amount shall be applied first to the payment of expenses due under this Note, second to Interest accrued but unpaid on the Principal Sum, and third, if the amount of prepayment exceeds the amount of all such expenses and accrued Interest, to the payment of the Principal Sum of this Note.

2.

  Guaranty.  Repayment of all amounts owed under this Note shall be guaranteed by Goldrich Placer, LLC (the “Grantor”), the Company’s wholly owned subsidiary, pursuant to a guaranty, dated January 24, 2014, by and between the Grantor and the Lender (the “Guaranty”).

3.

Adjustments to the Applicable Rate Upon Event of Default.  If the Lender has fully funded Loans 1 through 4 pursuant to the terms of the Note Purchase Agreement, then upon the occurrence of any Event of Default as defined in Section 4 hereof, until such time as the earlier of either (i) the Event of Default has been cured in the reasonable judgment of the Lender as evidenced in writing or (ii) all amounts due and payable under this Note are paid in full pursuant to the terms hereof, any amounts owing hereunder shall bear an Applicable Rate equal to twenty percent (20%) per annum and shall be immediately due and payable to Lender upon Lender’s written demand to the Company.

4.

Events of Default

(a)

Each of the following events shall be an “Event of Default” hereunder:

1.

The Company fails to pay (i) any portion of the principal amount of this Note on the Maturity Date or (ii) any accrued and unpaid Interest on any Interest Payment Date and such failure continues for three (3) Business Days or (iii) any other amount that is due and payable hereunder or under the Note Purchase Agreement and such failure continues for ten (10) Business Days after demand for such payment is made by the Lender;

2.

the Company fails to observe or perform any other covenant or agreement applicable to the Company under this Note or the Note

Execution Version

Purchase Agreement and fails to cure such failure within 10 Business Days of notice of such failure by Lender to Company;

3.

the Grantor fails to observe or perform any covenant or agreement applicable to the Grantor under the Guaranty and fails to cure such failure within 10 Business Days of notice of such failure by Lender to Company;

4.

there is an Event of Default under the Guaranty;

5.

at any time the Guaranty ceases to be in full force and effect or the Guarantor so asserts in writing;

6.

the Company transfers any interest in Grantor to any person other than a person that is directly or indirectly wholly-owned by Company;

7.

any representation or warranty made by the Company in this Note or the Note Purchase Agreement proves to have been materially false or materially misleading when made;

8.

the Company, the Grantor or Goldrich NyacAU Placer LLC, an Alaska limited liability company (the “JV”), files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

9.

an involuntary petition is filed against the Company, the Grantor or the JV under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company; or

10.

the Company, the Grantor or the JV executes an assignment with respect to substantially all of its assets.

5.

Successors and Assigns.  Subject to the restrictions on transfer described in Sections 6 and 7 hereof, the rights and obligations of the Company and the Lender of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

6.

Waiver and Amendment.  Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Lender.

Execution Version

7.

Transfer of this Note.  This Note may be transferred in whole or in part to any Affiliate of Lender (for purposes of this Section 7, “Affiliate” has the meaning given thereto in Rule 12b-2 promulgated under the U.S Securities and Exchange Act of 1934, as amended) without the consent of the Company upon prior written notice provided by Lender to the Company specifying such assignment, the interest assigned, and the identity of the assignee, which notice shall be retained by the Company as a book entry register in accordance with Treasury Regulations Section 5f.103-1(c)(2) promulgated under the Internal Revenue Code of 1986, as amended; provided that this Note may not be transferred in violation of any restrictive legend set forth hereon.  Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the reasonable opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.  Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company.  Prior to presentation of this Note for registration of transfer, the Company shall treat the registered Lender hereof as the owner and Lender of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.  For any transfer of this Note under this Section 7 to be valid and enforceable, any transferee of this Note must agree to a novation in form and substance reasonably satisfactory to the Company and pursuant to which the transferee shall become bound to perform any and all of Lender’s then-unperformed or contingent obligations under the Note Purchase Agreement and this Note.

8.

Assignment by the Company.  Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Lender.

9.

Treatment of Note.  To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

10.

Notices.  Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as designated in Section 22 of the Note Purchase Agreement.  Any party hereto may by written notice so given to the other party change its address or facsimile number for future notice hereunder.  Notice shall conclusively be deemed to have been given when:  delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the first class mail, postage prepaid; or if telecopied, when receipt is acknowledged.

11.

Revival and Reinstatement of Obligation.  To the extent that any payment made hereunder to a Lender is subsequently required to be, and is, returned to the Company for any reason, including, without limitation, that such payment is invalidated, declared fraudulent, or

Execution Version

preferential or set aside or is required to be, and is, repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause, then that portion of this Note previously satisfied by such payment shall be revived and continue in full force and effect as if such payment had never been made.

12.

Expenses; Waivers.  If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred in connection with such action.  The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

13.

Governing Law and Construction.  THE VALIDITY, CONSTRUCTION, AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ALASKA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.  Whenever possible, each provision of this Note and any other statement, instrument, or transaction contemplated hereby or relating hereto shall be interpreted so as to be effective and valid under such applicable law, but if any provision of this Note or any other statement, instrument, or transaction contemplated hereby or relating hereto is held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or any other statement, instrument, or transaction contemplated hereby or relating hereto.

14.

Venue.  THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR ALASKA STATE COURT SITTING IN ANCHORAGE, ALASKA; AND THE PARTIES CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT A PARTY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, THE OTHER PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

15.

Waiver of Trial By Jury.  EACH OF THE COMPANY AND THE LENDER, BY ITS ACCEPTANCE OF THIS NOTE, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW.

16.

Severability.  Any provision of this Note held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the

Execution Version

remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

17.

Headings.  Paragraph headings used in this Note are for convenience of reference only, are not part of this Note and shall not affect the construction of, or be taken into consideration in interpreting, this Note.

[Reminder of page intentionally blank; signature page follows]

Execution Version

IN WITNESS WHEREOF, the Company has caused this Note to be issued effective as of January 24, 2014.

GOLDRICH MINING COMPANY

By:

Name:

Title:

AGREED AND ACKNOWLEDGED:

LENDER

By:

Name:

Title:

[Signature Page to Senior Unsecured Promissory Note]

Execution Version

SCHEDULE A

LOANS

Loan Number	Date of Loan:	Amount of Loan:
1	Date of Note Purchase Agreement	$300,000
2	On the thirtieth (30th) day following the date of the Note Purchase Agreement (or such earlier date as the Purchaser and the Company may agree)	$200,000
3	On the sixtieth (60th) day following the date of the Note Purchase Agreement (or such earlier date as the Purchaser and the Company may agree)	$300,000
4	On the ninetieth (90th) day following the date of the Note Purchase Agreement (or such earlier date as the Purchaser and the Company may agree)	$200,000
5	On June 30, 2014 (or such earlier date as the Purchaser and the Company may agree)	$500,000
6	On September 30, 2014 (or such earlier date as the Purchaser and the Company may agree)	$500,000
TOTAL		$2,000,000

Execution Version

SCHEDULE B

CURRENT PRINCIPAL SUM AND LOANS

The current Principal Sum under the Note is $300,000, which consists of the following Loans:

Principal Amount of Loan

Date Funded

Maturity Date

$300,000

January 29, 2014

January 29, 2017

Hereby acknowledged by the Parties on this 29th day of January, 2014.

GOLDRICH MINING COMPANY

By:

Name: William Schara

Title: Chief Executive Officer

LENDER

By:

Name:

Title: